Share Class & Ticker	Class A	Class C	Class R	Class R6	Institutional Class	Class P	Administrative Class	Summary Prospectus February 1, 2020
	ASGAX	ASACX	ASFRX	ADYFX	AGAIX	AGSPX	AGFAX	(as revised December 23, 2020)

AllianzGI Global Dynamic Allocation Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by signing up for e-Delivery. If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform the Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or all funds held in your account if you invest through your financial intermediary.

Before you invest, you may want to review the Fund’s statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://us.allianzgi.com/documents. You can also get this information at no cost by calling 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Class R6, Institutional Class, Class P and Administrative Class shares or by sending an email request to agid-marketingproduction@allianzinvestors.com. This Summary Prospectus incorporates by reference the Fund’s entire statutory prospectus and SAI, each dated February 1, 2020, as further revised or supplemented from time to time.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of the Class P shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 314 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class R6	None	None
Institutional	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(2)	Expense Reductions(3)(4)	Total Annual Fund Operating Expenses After Expense Reductions(3)(4)
Class A	0.70%	0.25%	0.30%	0.10%	1.35%	(0.34)%	1.01%
Class C	0.70	1.00	0.31	0.10	2.11	(0.33)	1.78
Class R	0.70	0.50	0.38	0.10	1.68	(0.30)	1.38
Class R6	0.70	None	0.21	0.10	1.01	(0.27)	0.74
Institutional	0.70	None	0.24	0.10	1.04	(0.30)	0.74
Class P	0.70	None	0.33	0.10	1.13	(0.29)	0.84
Administrative	0.70	0.25	0.22	0.10	1.27	(0.28)	0.99

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)

Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) has contractually agreed to irrevocably waive a portion of its management fee equal to 0.55% of the average daily net assets of the Fund that are attributable to investments in other mutual funds. This waiver with respect to investments in funds which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated funds will continue through at least January 31, 2021.

(4)

The Manager has contractually agreed, until January 31, 2021, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, Total Annual Fund Operating Expenses, including Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses and certain credits and other expenses, exceed 1.01% for Class A shares, 1.78% for Class C shares, 1.38% for Class R shares, 0.74% for Class R6 shares, 0.74% for Institutional Class shares, 0.84% for Class P shares and 0.99% for Administrative Class shares of the Fund’s average net assets attributable to Class A shares, Class C shares, Class R shares, Class R6 shares, Institutional Class shares, Class P shares and Administrative Class shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust or by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

AllianzGI Global Dynamic Allocation Fund

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$647	$922	$1,218	$2,057	$647	$922	$1,218	$2,057
Class C	281	629	1,104	2,415	181	629	1,104	2,415
Class R	140	500	884	1,962	140	500	884	1,962
Class R6	76	295	532	1,212	76	295	532	1,212
Institutional	76	301	545	1,244	76	301	545	1,244
Class P	86	330	594	1,349	86	330	594	1,349
Administrative	101	375	670	1,509	101	375	670	1,509

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2019 was 222% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers responsible for allocation believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments. The Fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other asset classes, which the portfolio managers designate as “opportunistic”, together with actively managed strategies within those asset classes. The Fund may also invest in affiliated and unaffiliated mutual funds, exchange-traded funds (“ETFs”) and exchange-traded notes, other pooled vehicles and derivative instruments such as futures, among others, as further described below. The Fund also seeks to mitigate risk in extremely negative market environments, by decreasing exposure to asset classes, such as equities, experiencing strong downward trends.

The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar- denominated fixed income securities. The Fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the Fund is managed. The Equity Component can include exposure to equity securities of any market capitalization, any sector and from any country, including emerging markets. The Fixed Income Component primarily consists of U.S. government and government agency debt, U.S. investment grade securities, U.S. securitized debt and U.S. short-term high yield corporate bonds. The portfolio managers responsible for allocation will typically over- or under-weight the Fund against this baseline long-term allocation, depending upon their view of the relative attractiveness of the investment opportunities available, which will change over time. The Fund may also use an “Opportunistic Component” whereby it invests up to 20% of its assets in any combination of asset classes outside of the core holdings in the Equity Component or the Fixed Income Component. The particular asset classes represented by investments within the Opportunistic Component are expected to change over time as the portfolio managers identify trends and opportunities. Currently, the portfolio managers focus their Opportunistic Component positions around the following asset classes: emerging market debt, international debt (which may be denominated either in non-U.S. currencies or in U.S. dollars), intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities and volatility-linked derivatives. Investments made through single asset class sleeves of the Fund such as fixed income and equity (as described below) are not considered part of the Opportunistic Component, even where the specific type of instrument falls under one of the asset classes listed above as the current focus of the Opportunistic Component. The Fund generally expects to gain a significant portion of its exposure to “opportunistic” asset classes indirectly through investments in exchange-traded funds (ETFs), exchange-traded notes, other investment companies and pooled vehicles, and derivative instruments, although such exposure also may be gained directly.

The portfolio managers analyze market cycles, economic cycles and valuations across asset classes, which may cause them to adjust the Fund’s exposures to individual holdings and asset classes. In determining whether and how to allocate Fund assets, they regularly assess the Fund’s overall allocations to each strategy and consider the merits of increasing or decreasing the relative balance among asset classes in the portfolio, and may adjust the Fund’s allocations to the various asset classes through the use of derivatives and other instruments and investment techniques.

The portfolio managers also employ a risk management strategy, which may cause an adjustment to the Fund’s asset allocation in an effort to mitigate certain downside risks. Under normal circumstances, based on the portfolio managers’ assessment of market conditions, the Equity Component may range between approximately 20% and 100% of the Fund’s assets and the Fixed Income Component may range between approximately 0% and 80% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. As a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss.

The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals to increase the return potential in favorable markets. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility, whereas positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class; and when they recognize positive momentum, the portfolio managers may increase exposure.

The portfolio managers expect to make use of volatility-linked derivatives to take advantage of differences between realized and implied volatility on a range of asset classes and to hedge risks in the portfolio.

Within the “Equity” and “Fixed Income” component limits described above, the Fund intends to make extensive use of four security selection strategies, namely, Best Styles Global Equity, Best Styles Global Managed Volatility , Global Growth and US Fixed Income – Credit. Each of these strategies is managed by a dedicated portfolio manager or team of portfolio managers in a separate sleeve of the Fund. These portfolio managers are not responsible for setting or adjusting the asset allocation of the Fund’s portfolio. A description of the investment process used for each of these strategies is set forth below.

•	Best Styles Global Equity. This strategy focuses on investments in globally diverse equity securities, including emerging market equities. The Best Styles Global Equity investment strategy centers on the portfolio managers’ belief that individual investment styles (Value, Earnings Change, Price Momentum, Growth, and Quality) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach. “Risk premiums” represent the added value resulting from investments in certain sub-segments of the market that may carry higher risks but have historically led to higher returns on investment.

•	Best Styles Global Managed Volatility. The investment process for the Best Styles Global Managed Volatility strategy mirrors the approach used for the Best Styles Global Equity strategy described above, except that the responsible portfolio managers also seek to control for risks associated with volatility and accordingly conduct the security-selection process used for this sleeve with reference to the MSCI ACWI Minimum Volatility Index, which is designed to reflect the performance characteristics of a minimum variance strategy applied to the MSCI ACWI equity universe.

•	US Fixed Income – Credit. This strategy focuses on investments in U.S. dollar-denominated fixed income securities that, at the time of investment, are primarily investment-grade securities or otherwise determined by the portfolio manager to be of comparable quality. This strategy may also hold other types of fixed income securities, including high yield debt (commonly know as “junk bonds”), as well as preferred securities. The responsible portfolio manager uses proprietary research to identify segments of opportunity in U.S. fixed- income markets and applies strategic sector rotation alongside bottom-up security selection. The portfolio manager normally adjusts the average duration of investments in the strategy with reference to (though may depart materially from) the maturity characteristics of the Bloomberg Barclays U.S. Credit Index (which as of June 30, 2020 had an effective duration of 8.28 years). Investments made through this sleeve are not considered “opportunistic” holdings, even where the specific instruments (e.g., high yield debt) would otherwise be eligible for inclusion in the Opportunistic Component.

Summary Prospectus

•	Global Growth. This strategy focuses on investments in equity securities across a range of countries globally. The portfolio managers follow a disciplined, bottom-up approach to stock selection that is based on fundamental, company-specific analysis, targeting investments in companies primarily based on analysis of three criteria: structural growth, quality and valuation. In identifying issuers likely to benefit from structural growth, the portfolio managers will seek out issuers with superior business models, best-in-class technology and exposure to secular market growth drivers in order to compound issuers’ earnings and cash flows over the long term. In evaluating the quality of potential investment targets, the portfolio managers will consider issuers’ balance sheet strength, long-term competitive position and the presence of barriers to entry to defend pricing power over the long term. The portfolio managers will apply the valuation criterion by making investments in companies whose potential value they believe is not yet reflected in market valuations, and whose ability to satisfy the Portfolio’s key investment criteria is likely to be sustainable in the long-term. The investment decisions of the portfolio managers are not normally guided by sector or geography, or by weightings of the strategy’s performance benchmark, namely the MSCI All Country World Index (ACWI).

The Fund may invest in any type of equity or fixed income security, including common stocks, preferred securities, mutual funds, ETFs and exchange-traded notes, warrants and convertible securities, mortgage-backed securities, asset-backed securities, and government and corporate bonds and other debt instruments. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to adjust the portfolio’s exposure to specific asset classes; and otherwise to manage portfolio characteristics. When making use of volatility-linked derivatives as part of its Opportunistic Component, the Fund will enter into instruments such as variance swaps, volatility futures and similar volatility instruments that reference indexes representing targeted asset classes, such as variance swaps on the S&P 500 Index or on the Euro Stoxx 50 Index. Derivatives positions are eligible to be held in any of the Equity Component, the Fixed Income Component and the Opportunistic Component of the Fund. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds. The Manager’s allocation techniques and decisions and/or the Manager’s selection of Underlying Funds may not produce the desired results.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Call Risk:  A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Confidential Information Access Risk:  The Fund’s Manager normally will seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of privately placed instruments (which may include Senior Loans, other bank loans and related investments), because such issuers may have or later issue publicly traded securities, and thus the Fund may be disadvantaged in comparison to other investors who have received Confidential Information from such issuers.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk:  To the extent the Fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  To the extent the Fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Tax Risk:  Income from commodity-linked investments may limit the Fund’s ability to qualify as a “regulated investment company” for U.S. federal income tax purposes.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to any other fund in which it invests.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes, a custom-blended index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Prior to October 1, 2016, the Fund was managed pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below for periods prior to October 1, 2016 under its current investment strategy. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Summary Prospectus

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 07/01/2010–09/30/2010	12.86%
Lowest 07/01/2011–09/30/2011	-17.70%

Average Annual Total Returns (for periods ended 12/31/19)

	1 Year	5 Years	10 Years	Fund Inception (4/27/09)
Class A — Before Taxes	10.44%	3.22%	5.43%	8.17%
Class A — After Taxes on Distributions	7.04%	1.74%	3.36%	6.09%
Class A — After Taxes on Distributions and Sale of Fund Shares	7.22%	2.03%	3.64%	5.95%
Class C — Before Taxes	15.05%	3.61%	5.23%	7.93%
Class R — Before Taxes	16.54%	4.07%	5.74%	8.45%
Class R6 — Before Taxes	17.20%	4.72%	6.40%	9.13%
Institutional Class — Before Taxes	17.22%	4.67%	6.33%	9.05%
Class P — Before Taxes	16.79%	4.51%	6.19%	8.91%
Administrative Class — Before Taxes	16.94%	4.41%	6.05%	8.78%
MSCI All Country World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	26.60%	8.41%	8.79%	11.51%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%	3.99%
60% MSCI ACWI, 40% BloombergBar AG	19.41%	6.43%	6.99%	8.70%
Lipper Alternative Global Macro Funds Average	13.47%	3.34%	4.64%	6.22%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund

Investment Manager

Allianz Global Investors U.S. LLC

Portfolio Managers

Michael Heldmann, CFA, portfolio manager and director, has managed the Fund since 2016.

Mikhail Krayzler, portfolio manager, has managed the Fund since 2020.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Carl W. Pappo, Jr., CFA, portfolio manager, managing director and CIO US Fixed Income, has managed the Fund since 2019.

Paul Pietranico, CFA, lead portfolio manager and director, has managed the Fund since 2016.

Thorsten Winkelmann, portfolio manager, has managed the Fund since 2020.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 219723, Kansas City, MO 64121-9723) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P, Class R6 and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Login” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class P, Class R6 and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum is needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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